Share-Based Compensation	3 Months Ended
Mar. 31, 2019
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation
Share-Based Compensation
On February 26, 2019, the Company granted RSUs to employees for annual incentive awards pursuant to its long-term incentive plan with a grant-date fair value aggregating $25.9 million which will be recognized as compensation expense over a weighted-average period of 2.7 years from the grant date. The awards vest ratably over three years except to the extent they may vest earlier under the Company's retirement policy.
Liabilities for estimated P-Unit obligations at March 31, 2019, for 2018 grants and prior, included $6.5 million and $2.9 million classified as current and noncurrent, respectively, compared to $9.1 million and $7.0 million, respectively, at December 31, 2018. Current and noncurrent estimated P-Unit liabilities are included in Accrued liabilities, and Other liabilities, respectively, in the Condensed Consolidated Balance Sheets.
At March 31, 2019, estimated unrecognized compensation cost related to nonvested share-based compensation arrangements totaled approximately $48.7 million, which is expected to be recognized as compensation expense over a remaining weighted-average period of 2.1 years.